Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent events [Abstract]
Subsequent events
16.	Subsequent events

The Group assessed subsequent events through April 29, 2015, which is the date the consolidated financial statements were issued, and determined there were no material events or transactions needing recognition or disclosure other than the followings.

On January 26, 2015, the Group purchased 714,286 shares of Series AA Preferred Shares of one well known United States retailer for cash consideration of $5,000.

On January 21, 2015 and February 4, 2015, the Group established two wholly owned subsidiaries in Suzhou, PRC and South Korea, respectively.

On March 31, 2015, the Company granted 248,575 restricted shares units of our company, as well as 745,000 share options to employees at exercise price of US$15.00 per share subject to four-year service vesting schedule.